                                                           Exhibit 10.12 Certain
                                                           portions of this
                                                           Exhibit have been
                                                           omitted and filed
                                                           separately with
                                                           the Securities and
                                                           Exchange Commission
                                                           pursuant to a
                                                           request for
                                                           confidential
                                                           treatment. The Symbol
                                                           "****" has been
                                                           inserted in place of
                                                           the portions so
                                                           omitted.

                              CONSENT AND AGREEMENT

         THIS CONSENT AND AGREEMENT made between Hunter Drums Limited ("HDL") and Mauser-Werke GmbH ("Mauser") as of the 29th day of September, 1997.

         WITNESSETH THAT:

         WHEREAS HDL and Mauser entered into a Know-How and Patent Licensing Agreement dated July 31, 1996 ("L-Ring License") in respect of the manufacture by HDL of L-Ring Plastic Drums using Mauser Patents and Know-How;

         AND WHEREAS HDL and Mauser entered into a Know-How and Patent Licensing Agreement dated July 31, 1996 ("Open-Top License") in respect of the manufacture by HDL of Open-Top Plastic Drums using Mauser Patents and Know-How (collectively, the L-Ring License and the Open-Top License are referred to herein as the "Licenses");

         AND WHEREAS under the terms of each License, Mauser has the right to cancel such Licenses in the event that one of Mauser's competitors acquires a participation in HDL and thus obtains a possibility of inspection or influence or control of HDL;

         AND WHEREAS the shareholders of HDL are negotiating a proposed transaction to sell or otherwise dispose of ("Transfer") all of the issued and outstanding equity securities of HDL to HDL Acquisition Inc., an Ontario corporation, which is a wholly owned subsidiary of Russell-Stanley Holdings, Inc. ("Russell-Stanley");

         AND WHEREAS HDL has requested that Mauser consent to the Transfer, waive any rights it may have to cancel the Licenses as a consequence of the Transfer and agree that the Licenses continue in full force and effect notwithstanding the Transfer;

         AND WHEREAS Mauser is willing to grant such consent and agreement;

         NOW THEREFORE in consideration of the premises and other good and valuable consideration, (the receipt and adequacy of which is hereby acknowledged), the parties hereby agree as follows:

    1. Mauser hereby consents to the Transfer, waives any rights it may have to control the Licenses as a consequence of the Transfer and agrees that each of the Licenses continues in full force and effect notwithstanding the Transfer.

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

    2. HDL agrees to advise Mauser promptly upon the signing of an agreement relating to the Transfer and upon the closing of the Transfer.

    3. Mauser further agrees that upon the closing of the Transfer, the life of each License will be extended to coincide with the Life of Agreement set out in Article 11 of the Know-How and Patent Licensing Agreement between Mauser and Russell-Stanley, dated January 1, 1995.

         IN WITNESS WHEREOF this Consent and Agreement has been executed by the parties hereto as at the date first above written.


                                        MAUSER-WERKE GMBH


                                        Per: /s/ Dr. Bernd Schonwald
                                             ----------------------------------
                                             Dr. Bernd Schonwald
                                             President & C.E.O.


                                        HUNTER DRUMS LIMITED


                                        Per: /s/ Michael W. Hunter
                                             ------------------------
                                             Michael W. Hunter
                                             President


Signed under the precondition that Art. 8 of the Contract for HUNTER DRUMS Ltd. (Know How Fees and Royalties) will be changed as follows:

FOR L-RING DRUMS DELIVERED TO THE UNITED STATES, HUNTER DRUMS WILL PAY A ROYALTY OF **** OF THE NET INVOICE VALUE PER LICENSED ARTICLES.

HUNTER DRUMS LIMITED                    MAUSER-WERKE GmbH


Per:                                    Per: /s/ Dr. Bernd Schonwald
     ------------------------------          ----------------------------------
     Michael W. Hunter                       Dr. Bernd Schonwald
     President                               President & C.E.O.

                                             Bruhl, Sept. 30th, 1997


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